UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

Proxy Statement Pursuit to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REVELATION BIOSCIENCES, INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

4660 La Jolla Village Dr., Suite 100, San Diego CA 92122

Dear Stockholder:

The Board of Directors of Revelation Biosciences, Inc. (the “Company”) has determined to recommend an additional proposal for stockholder approval at the Annual Meeting of Stockholders (the “Annual Meeting”), which has been adjourned to Friday, July 7, 2023, at 1:00 p.m. Eastern Time. The Annual Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://us02web.zoom.us/j/83739715773?pwd=d0s1K0JaODhjU1MycmY4Y3VULzJ3QT09

Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 837 3971 5773 and the Passcode 177108.The Board of Directors is asking the stockholders to approve the ratification of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023. Because this proposal was not described in our Proxy Statement dated May 5, 2023, we are providing additional information in the enclosed Supplement to the Proxy Statement (the “Supplement”) and an amended proxy card or voting instruction card to allow our stockholders to vote on this new proposal. An Amended Notice of Annual Meeting is being delivered with the Supplement.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

You may vote on all three proposals by one of the alternatives described in the accompanying Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

In order to vote on the newly-added proposal, you must sign and return the enclosed revised proxy card or attend the virtual Annual Meeting and vote in person. Your vote on this new proposal is very important. Therefore, we request that you complete the attached revised proxy card with your vote on Proposals 1, 2 and 3, regardless of whether or not you have already returned the original proxy card previously sent to you. If you already completed and returned the original proxy card, by completing, signing and mailing the enclosed revised proxy card you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added proposal.

Your vote is important. Please read the Proxy Statement that was previously made available to you and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent to you or refer to the section in the Supplement entitled “Questions and Answers About These Proxy Materials, Voting and New Proposal 3.”

If you have any questions or need assistance voting your shares, please call us at (650) 800-3717 or our proxy solicitor, Advantage Proxy, at 877-870-8565. Thank you.

By Order of the Board of Directors

/s/ Chester S. Zygmont, III
Chester S. Zygmont, III
Corporate Secretary

San Diego, California

June 12, 2023

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 7, 2023

Dear Stockholder:

You are cordially invited to attend the resumption of the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Revelation Biosciences, Inc., a Delaware corporation (the “Company”). The resumption of the meeting will be held virtually on Friday, July 7, 2023, at 1:00 p.m. Eastern Time for the following purposes:

1.	To elect the two nominees for Class A director named herein to serve until the 2026 Annual Meeting or their successors are duly elected and qualified.

2.	To approve an amendment to the 2021 Equity Incentive Plan to increase the number of shares reserved under the Plan from 68,288 to 648,678.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the independent auditor of the Company for its fiscal year ending December 31, 2023.

4.	To conduct any other business properly brought before the meeting.

The Annual Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://us02web.zoom.us/j/83739715773?pwd=d0s1K0JaODhjU1MycmY4Y3VULzJ3QT09

Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 837 3971 5773 and the Passcode 177108.

These items of business are more fully described in the Company’s Proxy Statement, dated May 5, 2023, with the exception of Proposal 3, which is described in the accompanying Supplement to the Proxy Statement (the “Supplement”) . Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. We expect to mail the Supplement to the Proxy Statement and this Amended Notice of Annual Meeting of Stockholders on or about June 15, 2023.

The record date for the Annual Meeting is May 5, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to Be Held on June 9, 2023. The Proxy Statement, Supplement and Annual Report for the year ended December 31, 2022 are available at https://www.revbproxy.com/2023-annual-meeting.

By Order of the Board of Directors

/s/ Chester S. Zygmont, III
Chester S. Zygmont, III
Corporate Secretary

San Diego, California

June 12, 2023

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held on July 7, 2023

This Supplement to the Proxy Statement (this “Supplement”) supplements and amends the proxy statement dated May 5, 2023, previously made available to stockholders in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Revelation Biosciences, Inc. (the “Company”) or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Amended Notice of Annual Meeting. The Annual Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://us02web.zoom.us/j/83739715773?pwd=d0s1K0JaODhjU1MycmY4Y3VULzJ3QT09

Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID 837 3971 5773 and the Passcode 177108. Proxies also may be voted at any adjournments or postponements of the Annual Meeting.

On May 8, 2023, a notice containing instructions on how to access the proxy statement online, the accompanying proxy card and related materials were mailed to the holders of record of common stock of the Company as of the close of business on May 5, 2023. The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022, including audited financial statements, was included in the proxy materials previously sent. The proxy statement and this Supplement contain information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. We recommend that you read all of these materials. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the proxy statement.

This Supplement is being furnished to provide information related to a newly-added Proposal 3 that the Board of Directors has recommended for stockholder approval at the Annual Meeting, which proposal seeks ratification of Baker Tilly US, LLP as the Company’s auditor for the fiscal year ending December 31, 2023.

This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the proxy statement for the Annual Meeting that was previously made available to you. You should have received printed copies of the proxy statement, Annual Report to Stockholders, proxy card and a Notice of the 2023 Annual Meeting of Stockholders, which the Company mailed on May 8, 2023.

The amended proxy card or voting instruction card enclosed with this Supplement differs from the proxy card or voting instruction card previously furnished to you with the proxy statement, in that the enclosed proxy card or voting instruction card includes Proposal 3. You may vote on all three proposals by submitting the amended proxy card or voting instruction card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 3.

Except for the addition of Proposal 3, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the proxy statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement is being filed with the Securities and Exchange Commission and being mailed to stockholders on or about June 15, 2023.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, VOTING AND NEW PROPOSAL 3

Why did I receive this Supplement?

After the mailing of the Notice, the Board of Directors determined to recommend an additional proposal for stockholder approval at the Annual Meeting. This Supplement is being delivered to you by mail as a stockholder of record, as of May 5, 2023, of the Company to provide you with information about the additional proposal to be voted on by the stockholders to ratify Baker Tilly US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023. This Supplement will be mailed on or about June 15, 2023 to our stockholders of record on the record date.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link:

https://us02web.zoom.us/j/83739715773?pwd=d0s1K0JaODhjU1MycmY4Y3VULzJ3QT09

Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099 and using the Zoom Meeting ID 837 3971 5773 and the Passcode 177108.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 5, 2023 will be entitled to vote at the Annual Meeting. On this record date, there were 5,773,983 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on May 5, 2023 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 5, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and received a Notice from that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

1.	To elect the two nominees for Class A director named herein to serve until the 2026 Annual Meeting or their successors are duly elected and qualified.

2.	To approve an amendment to the 2021 Equity Incentive Plan to increase the number of shares reserved under the Plan from 68,288 to 648,678

3.	To ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the independent auditor of the Company for its fiscal year ending December 31, 2023.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

Your proxy card shows the number of shares of our common stock that you own.

You can vote your shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the nominees to serve as Class A director for a three-year term, the proposal to amend the 2021 Equity Incentive Plan and to ratify the appointment of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023.

You can attend the Annual Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Revelation Biosciences, Inc. Simply follow the instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of May 5, 2023.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” each of the nominees to serve as Class A director for a three-year term, the proposal to amend the 2021 Equity Incentive Plan and to ratify the appointment of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What should I do if I have already voted?

In order to vote on Proposal 3, you must sign and return the revised proxy card enclosed with this Supplement, vote as described above or attend the Annual Meeting and vote in person. If you have already completed and returned the original proxy card previously sent to you and you also complete and return the enclosed revised proxy card, the completed and signed revised proxy card will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. This means that, in order to vote with respect to all three proposals, you must vote again on Proposals 1 and 2 in addition to voting on Proposal 3.

If you have already completed and returned the original proxy card and you do not complete and return a signed revised proxy card, your vote on Proposals 1 and 2 as indicated on the original proxy card will be voted at the Annual Meeting, but you will not have a recorded vote with respect to Proposal 3. Therefore, we urge you to cast your vote with respect to all proposals using the revised proxy card enclosed with this Supplement or one of the other methods described above.

Who is paying for this proxy solicitation?

The Company first mailed definitive copies of this proxy statement on May 8, 2023 and anticipates first mailing definitive copies of this Supplement on or about June 15, 2023. Revelation Biosciences, Inc. is asking for your proxy and will pay all of the costs associated with asking for stockholders’ proxies for the 2023 Annual Meeting. In addition to the use of the mail, proxies may be solicited by the Directors, officers and employees of Revelation Biosciences, Inc. by personal interview, telephone or otherwise. The Company has also retained Advantage Proxy, Inc., a proxy soliciting firm, to solicit proxies for the Annual Meeting, at a cost of $10,000, plus disbursements. Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with solicitation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to Street Name Holders, and Revelation Biosciences, Inc. will reimburse custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in connection with the forwarding of solicitation material.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free Phone: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

To obtain timely delivery, Revelation Biosciences, Inc. stockholders must request the materials no later than five (5) business days prior to the Annual Meeting. You may also obtain additional information about Revelation from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 3

Our board of directors has selected Baker Tilly US, LLP to audit our financial statements for the fiscal year ending December 31, 2023. Baker Tilly US, LLP has audited our financial statements since fiscal year 2020.

Although stockholder approval of the selection of Baker Tilly US, LLP is not required by law, our board of directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board of directors may reconsider its selection of Baker Tilly US, LLP.

Fees of Independent Registered Public Accounting Firm

Baker Tilly US, LLP acted as the Company’s independent registered public accounting firm for the years ended December 31, 2022 and 2021 and for the interim periods in such fiscal years. The following table shows the fees that were incurred by the Company for audit and other services provided by Baker Tilly US, LLP for the years ended December 31, 2022 and 2021.

	Year Ended December 31,
	2022	2021
Audit Fees(a)	$144,730	$147,567
Tax Fees(b)	19,756	38,869
Other Fees(c)	126,016	107,959
Total	$290,502	$294,395

____________

(a) Audit fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements and the review of its financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory or regulatory filings.

(b) Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

(c) Other fees represent fees related to our filing of certain Registration Statements.

Pre-Approval Policies and Procedures

All audit related services, tax services and other services rendered by Baker Tilly US, LLP were pre-approved by the Company’s Board of Directors. Commencing in 2020, the Audit Committee was charged with all pre-approval activities with respect to the Company’s independent registered public accounting firm. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for the Company by its independent registered public accounting firm. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm.

OTHER MATTERS

The Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than as set forth in the proxy statement as supplemented by this Supplement. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Chester S. Zygmont, III
Chester S. Zygmont, III
Corporate Secretary

June 12, 2023

REVELATION BIOSCIENCES, INC.
4660 LA JOLLA VILLAGE DRIVE
SUITE 100
SAN DIEGO, CA 92122

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 7, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1A Jennifer Carver	☐	☐	☐
1B Curt LaBelle	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2. and 3..

	For	Against	Abstain
2. Amendment to the company's 2021 Equity Incentive Plan.	☐	☐	☐
3. To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000616696_1 R1.0.0.6

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

REVELATION BIOSCIENCES, INC.
Annual Meeting of Stockholder(s)
July 7, 2023 1:00 PM EST
This proxy is solicited by the Board of Directors

The stockholders(s) hereby appoints James Rolke and Chester S. Zygmont, III, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of REVELATION BIOSCIENCES, INC. (the "Company") that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EST on July 7, 2023, via teleconference, and any adjournment or postponement thereof. On behalf of the Board of Directors of Revelation Biosciences, Inc. (the "Company," "Revelation" or "we"), invite you to attend our Annual Meeting of Stockholders. The Annual Meeting will be a virtual meeting only, and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: **https://us02web.zoom.us/j/83739715773?pwd=d0s1K0JaODhjU1MycmY4Y3VULzJ3QT09** Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID **83739715773** and the Passcode **177108**.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000616696_2 R1.0.0.6